SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 28, 2023

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       EnPro Industries, Inc. (the “Company”) held its 2023 annual meeting of shareholders on April 28, 2023.

(b)       The following sets forth the voting results on each of the matters voted upon at the annual meeting:

Proposal 1.       Election of Directors

Each of the following individuals was elected as a director at the annual meeting.

Nominee	No. of Votes “For”	No. of Votes “Withheld”

Eric A. Vaillancourt	19,091,435	159,621
William Abbey	19,022,652	228,404
Thomas M. Botts	18,529,535	721,521
Felix M. Brueck	18,826,708	424,348
Adele M. Gulfo	18,736,560	514,496
David L. Hauser	17,892,933	1,358,123
John Humphrey	18,826,842	424,214
Ronald C. Keating	19,059,899	191,157
Judith A. Reinsdorf	18,437,732	813,324
Kees van der Graaf	18,740,788	510,268

There were 495,827 broker non-votes on the proposal for the election of directors.

Proposal 2.       Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the annual meeting.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

15,652,089	3,557,029	41,938	495,827

Proposal 3.       Selection, on an advisory basis, of the frequency of future shareholder advisory votes to approve the compensation of the Company's named executive officers.

No. of Votes for “Every One Year”	No. of Votes for “Every Two Years”	No. of Votes for “Every Three Years”	No. of Abstentions	No. of Broker Non- votes

17,833,387	8,088	1,403,794	5,867	495,827

Proposal 4.       Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2023.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes

19,501,281	242,081	3,521	—

(d)   The Company’s Board of Directors has determined to hold an advisory vote of the shareholders to approve the compensation paid to the Company’s named executive officers at each annual meeting (every one year) until the next required advisory vote of the shareholders to select the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2023

ENPRO INDUSTRIES, INC.

	By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel
and Secretary